United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 17, 2008 (August 1, 2008)	0-7928
Date of Report (Date of earliest event reported)	Commission File Number
(Exact name of registrant as specified in its charter)
Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment ("Amendment No. 1") to the Current Report on Form 8-K filed by Comtech Telecommunications Corp. ("Comtech") under Items 2.01 and 9.01 on August 1, 2008.  Amendment No. 1 is being filed to include the pro forma condensed combined financial information required under Item 9.01(b).

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following pro forma condensed combined financial statements of Comtech are filed herewith as Exhibit 99.2:

•	Unaudited pro forma condensed combined balance sheet of Comtech as of April 30, 2008;

•	Unaudited pro forma condensed combined statement of operations of Comtech for the nine months ended April 30, 2008; and

•	Unaudited pro forma condensed combined statement of operations of Comtech for the fiscal year ended July 31, 2007.

(d) Exhibits.

Exhibit	Description
99.2	Unaudited pro forma condensed combined financial statements of Comtech as of and for the nine months ended April 30, 2008 and for the fiscal year ended July 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 17, 2008

COMTECH TELECOMMUNICATIONS CORP.

By:	/s/ Michael D. Porcelain
Name: Michael D. Porcelain
Title: Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.2	Unaudited pro forma condensed combined financial statements of Comtech as of and for the nine months ended April 30, 2008 and for the fiscal year ended July 31, 2007.